                                                                      EXHIBIT 99

[BANKNORTH GROUP, INC. LOGO]


                PRESS RELEASE                            Banknorth Group, Inc.
                                                         Two Portland Square
                                                         P.O. Box 9540
                                                         Portland, ME 04112-9540
                                                         tel: 207-761-8500


                      RECORD EARNINGS AT BANKNORTH IN 2001

        (Earnings conference call at 11 a.m. today, January 22, 2002. Dial in number for U.S. and Canada is toll free at 877 585-2566, Conference ID is 2833658. International Dial in number is 706 679-7449, same Conference ID. Replay available two hours after the call through January 29, 2002. U.S. and Canada dial-in is 800 642-1687, International replay number is 706 645-9291. Enter the conference ID for the live call. Live webcast and webcast replay also available at www.banknorth.com, Investor Relations.)

        Portland, Maine, January 22, 2002 - Banknorth Group, Inc. (NASDAQ: BKNG) today announced record operating and net income for 2001. Operating income, which is exclusive of special charges and extraordinary items, for the year ended December 31, 2001 was $247.9 million, or $1.75 per diluted share, up 8 percent on a per diluted share basis from operating earnings in 2000. Net income for 2001 of $238.8 million, or $1.68 per diluted share, was up 27 percent from 2000 net income on a per diluted share basis.

        Operating income for the quarter ended December 31, 2001 was also at a record level of $66.8 million, or 45 cents per diluted share, up 5 percent per diluted share from the same quarter a year ago. Net income was $61.6 million, or 42 cents per diluted share, for the fourth quarter of 2001, down slightly from the fourth quarter a year ago, largely because of a $3.9 million post-tax prepayment penalty on the early payoff of borrowings that is anticipated to enhance earnings in future years.

        Asset quality remained strong at Banknorth in the face of an economic slowdown in the country and its market regions. Nonperforming loans as a percentage of total loans at December 31, 2001 edged up only slightly to 0.59% as compared to 0.57% at December 31, 2000. Similarly, nonperforming assets as a percentage of total assets at December 31, 2001 were 0.38% as compared to 0.37% at December 31, 2000. As compared to the previous quarter, nonperforming loans as a percentage of total loans remained the same and nonperforming assets as a percentage of total assets improved slightly. The Company's allowance for loan losses to total loans increased to 1.49% at December 31, 2001, up from 1.42% at December 31, 2000 and from 1.45% at September 30, 2001, reflecting increased provisions for loan losses in response to the current economic downturn.

        "Our asset quality continues to be strong and our loans and deposits increased with the completion of the acquisitions of Andover Bancorp and MetroWest Bank in Massachusetts during the fourth quarter of 2001," said William
J. Ryan, Chairman, President and Chief Executive Officer. "This speaks well of our ability to increase loans and deposits while maintaining strong asset quality both internally and through sound acquisitions."

        Primarily as a result of the acquisitions of Andover Bancorp and MetroWest Bank on October 31, 2001, Banknorth Group total assets increased to $21.1 billion at year-end. Operational integration of the Andover Bancorp's banking subsidiaries and MetroWest will be completed during the first quarter of 2002. The Company also consolidated all of its affiliate banks into a single national bank, Banknorth N.A., on January 1, 2002.

        Commercial loans, including commercial real estate loans, were 25 percent higher at December 31, 2001 than at December 31 2000 and consumer loans, including home mortgages, were 10 percent higher at December 31, 2001 than December 31, 2000.

        The Company's net interest income in 2001 was $680.0 million, 13 percent higher than net interest income of $603.6 million in 2000. For the fourth quarter ended December 31, 2001, net interest income was $188.5 million, 24 percent higher than net interest income of $151.6 million for the same quarter a year ago.

        Total deposits were 17 percent higher at December 31, 2001 than at December 31, 2000. Money market and NOW accounts increased by 29 percent in 2001 and noninterest bearing deposits, principally checking accounts, grew by 23 percent.

        Noninterest income, principally fee income, increased by 14 percent in 2001, led by 53 percent growth in insurance commissions from the Company's insurance subsidiary, Banknorth Insurance Group, 18 percent growth in investment advisory services income through its investment planning subsidiary, Bancnorth Investment Planning Group, and 11 percent growth in merchant and electronic banking income.

        Noninterest expenses, exclusive of special charges primarily related to acquisitions in both years, increased by 9 percent in 2001.

        Net charge-offs increased to $13.4 million in the fourth quarter of 2001 from $10 million in the fourth quarter a year ago but nearly 70% of the difference was attributable to charge-offs related to a leasing portfolio at Andover Bank.

        The Company repurchased approximately 1.6 million shares during the fourth quarter ended December 31, 2001, bringing total repurchased shares during 2001 to approximately 7.3 million. Since the end of the year, the Company has repurchased about 825,000 additional shares to a combined total of approximately
8.1 million repurchased shares of a 13 million share authorization resulting from two votes of its Board of Directors in 2001.

        Operating cash return on average equity for 2001 was 21.73%. Operating cash return on average assets for the year was 1.45%. The Company's net interest margin for 2001 was 3.99%, reflecting a change in calculation methodology to record distributions on the Company's trust preferred securities as interest expense, as compared to 3.60% in 2000. Under the new methodology, the Company's net interest margin for the quarter ended December 31, 2001 was 4.13% as compared to 3.64% for the same quarter a year ago.

        Shareholders' equity at December 31, 2001 was $1.79 billion, up 34 percent from $1.33 billion at December 31, 2000. Book value per share at December 31, 2001 was $11.83, as compared to $9.42 at year-end 2000. The Company's total of 308 branches at year-end reflected the acquisitions of Andover Bancorp and MetroWest, which had a total of 33 branches, as well as the closings and consolidations of 10 branches during 2001.

        Banknorth Group, Inc. is a $21.1 billion banking and financial services company. Its banking subsidiary, Banknorth NA, conducts banking operations through the following divisions: Peoples Heritage Bank in Maine, Bank of New Hampshire, Banknorth Massachusetts, Banknorth Vermont, Banknorth Connecticut, and Evergreen Bank in upstate New York. The Company and Bank also operate subsidiaries and divisions in money management (Banknorth Investment Management Group), investment services, insurance, mortgage banking (Banknorth Mortgage Group), leasing (Banknorth Leasing), government banking, merchant services and other financial services.

BANKNORTH GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                                                              December 31,                  %
(In thousands)                                                                         2001                  2000         Change

Cash and due from banks                                                          $     650,588           $      515,934       26%
Federal funds sold and other short-term investments                                    270,623                   29,058      831%
Securities available for sale                                                        5,817,238                5,425,111        7%
Securities held to maturity                                                            339,623                  455,547      -25%

Loans and leases held for sale                                                         117,674                   51,131      130%
Loans and leases:
   Residential real estate mortgages                                                 2,627,125                2,248,714       17%
   Commercial real estate mortgages                                                  4,094,039                2,955,163       39%
   Commercial business loans and leases                                              2,462,653                2,308,904        7%
   Consumer loans and leases                                                         3,531,513                3,332,881        6%
     Total loans and leases                                                         12,715,330               10,845,662       17%
   Less: Allowance for loan and lease losses                                           189,837                  153,550       24%
     Loans and leases, net                                                          12,525,493               10,692,112       17%

Premises and equipment                                                                 237,440                  201,192       18%
Goodwill and other intangible assets                                                   466,633                  185,520      152%
Mortgage servicing rights                                                                8,484                   23,225      -63%
Bank owned life insurance                                                              321,113                  306,411        5%
Other assets                                                                           321,677                  348,569       -8%

                                                                                 $  21,076,586           $   18,233,810       16%

LIABILITIES & SHAREHOLDERS' EQUITY

Deposits:
   Regular savings                                                               $   1,604,556           $    1,386,286       16%
   Retail money market and NOW accounts                                              5,129,626                3,975,318       29%
   Retail certificates of deposit                                                    4,812,347                4,461,983        8%
   Brokered deposits                                                                    71,181                  169,069      -58%
   Noninterest bearing deposits                                                      2,603,339                2,114,600       23%

     Total deposits                                                                 14,221,049               12,107,256       17%

Borrowings from the Federal Home Loan Bank                                           2,644,105                3,348,242      -21%
Federal funds purchased and securities sold under repurchase agreements              1,620,555                1,138,629       42%
Subordinated debt                                                                      200,000                        -       NM
Other borrowings                                                                        43,972                   73,744      -40%
Company obligated, mandatorily redeemable securities of
   subsidiary trusts holding solely parent junior subordinated debentures               93,756                   98,775       -5%
Other liabilities                                                                      464,034                  136,307      240%

   Total liabilities                                                                19,287,471               16,902,953       14%

Shareholders' equity                                                                 1,789,115                1,330,857       34%

                                                                                 $  21,076,586           $   18,233,810       16%

BANKNORTH GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(In thousands, except per share data)                                          Twelve Months Ended December 31,        %
                                                                                2001                    2000        Change

Interest and dividend income                                                  $1,263,789             $ 1,330,287      -5%
Interest expense                                                                 583,825                 726,663     -20%
Net interest income                                                              679,964                 603,624      13%
Provision for loan and lease losses                                               41,889                  23,819      76%
       Net interest income after provision
       for loan and lease losses                                                 638,075                 579,805      10%

Noninterest income:
   Deposit services                                                               72,634                  67,053       8%
   Mortgage banking services                                                      11,130                  21,963     -49%
   Trust Income                                                                   34,060                  35,436      -4%
   Investment advisory services                                                    8,286                   6,998      18%
   Insurance commissions                                                          39,360                  25,748      53%
   Bank owned life insurance                                                      18,392                  17,701       4%
   Merchant and electronic banking income, net                                    32,411                  29,318      11%
   Net gains(losses) on sales of securities                                        1,329                     439      NM
   Losses on securities restructuring                                                 --                 (15,895)     NM
   Other noninterest income                                                       22,903                  22,427       2%
                                                                                 240,505                 211,188      14%
Noninterest expense:
   Salaries and employee benefits                                                261,317                 230,184      14%
   Data processing                                                                38,670                  37,607       3%
   Occupancy and equipment expense                                                80,493                  70,938      13%
   Amortization of goodwill & deposit premiums                                    22,084                  21,016       5%
   Special charges (1)                                                             7,614                  43,007     -82%
   Other noninterest expense                                                      99,218                  99,714       0%
                                                                                 509,396                 502,466       1%

Income before income tax expense                                                 369,184                 288,527      28%
Income tax expense                                                               126,202                  96,793      30%
       Net income before
        extraordinary item
        and cumulative effect
        of change in
        accounting principle                                                     242,982                 191,734      27%


Extraordinary item, net of tax (2)                                                (3,897)                     --      NM
Cumulative effect of change
 in accounting principle,
 net of tax (3)                                                                     (290)                     --      NM
     Net Income                                                               $  238,795              $  191,734      25%

Weighted average shares outstanding:
       Basic                                                                     140,473                 144,270      -3%
       Diluted                                                                   141,802                 145,194      -2%
Earnings per share:
       Basic                                                                  $     1.70              $     1.33      28%
       Diluted                                                                $     1.68              $     1.32      27%


Operating Financial Data
Operating non-interest expense (4)                                            $  501,782              $  459,459       9%
Operating net income (5)                                                      $  247,927              $  234,686       6%
Basic operating earnings per share (5)                                        $     1.76              $     1.63       8%
Diluted operating earnings per share (5)                                      $     1.75              $     1.62       8%


                                                                             Three Months Ended December 31,         %
                                                                                2001                 2000          Change

Interest and dividend income                                              $     314,484        $       337,281      -7%
Interest expense                                                                126,008                185,668      -32%
Net interest income                                                             188,476                151,613       24%
Provision for loan and lease losses                                              13,378                  6,651      101%
       Net interest income after provision
        for loan and lease losses                                               175,098                144,962       21%

Noninterest income:
   Deposit services                                                              19,520                 17,777       10%
   Mortgage banking services                                                      3,937                  7,151      -45%
   Trust Income                                                                   8,089                  9,397      -14%
   Investment advisory services                                                   2,959                  1,883       57%
   Insurance commissions                                                          9,989                  9,745        3%
   Bank owned life insurance                                                      4,425                  4,220        5%
   Merchant and electronic banking income, net                                    8,754                  7,153       22%
   Net gains(losses) on sales of securities                                          39                    437       NM
   Losses on securities restructuring                                                --                     --       NM
   Other noninterest income                                                       5,887                  6,304       -7%
                                                                                 63,599                 64,067       -1%
Noninterest expense:
   Salaries and employee benefits                                                69,619                 59,723       17%
   Data processing                                                               11,023                 10,547        5%
   Occupancy and equipment expense                                               21,102                 17,043       24%
   Amortization of goodwill & deposit premiums                                    5,884                  5,346       10%
   Special charges (1)                                                            2,007                    (15)      NM
   Other noninterest expense                                                     28,406                 24,467       16%
                                                                                138,041                117,111       18%

Income before income tax expense                                                100,656                 91,918       10%
Income tax expense                                                               35,152                 29,554       19%
       Net income before extraordinary item and cumulative
              effect of change in accounting principle                           65,504                 62,364        5%

Extraordinary item, net of tax (2)                                               (3,897)                    --       NM
Cumulative effect of change
  in accounting principle,
  net of tax (3)                                                                     --                     --       NM
     Net Income                                                           $      61,607        $        62,364       -1%

Weighted average shares outstanding:
       Basic                                                                    146,208                143,488        2%
       Diluted                                                                  147,694                144,581        2%
Earnings per share:

       Basic                                                              $        0.42        $          0.43       -2%
       Diluted                                                            $        0.42        $          0.43       -2%


Operating Financial Data
Operating non-interest expense (4)                                        $     136,034        $       117,126       16%
Operating net income (5)                                                  $      66,798        $        62,326        7%
                                                                                               $
Basic operating earnings per share (5)                                    $        0.46        $          0.43        7%

Diluted operating earnings per share (5)                                  $        0.45        $          0.43        5%



(1) Special charges consist of merger charges, asset write-downs, charter consolidation costs, and branch closing costs.
(2) Pre-payment penalty on early extinguishment of long-term borrowings.
(3) Derivatives and hedging activities (FAS 133)
(4) Excludes pre-tax special charges.
(5) Excludes the post-tax effect of the following: loss on securities restructuring, special charges, cumulative effect of change in accounting principle, and extraordinary item.

NM - calculated % change is not meaningful

BANKNORTH GROUP, INC. AND SUBSIDIARIES
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)

(In thousands, except per share data)
                                                                   TWELVE MONTHS ENDED              THREE MONTHS ENDED
                                                                       DECEMBER 31,                    DECEMBER 31,
                                                               2001             2000               2001              2000

Net interest income                                       $  679,964        $  603,624         $  188,476        $  151,613
Net income                                                $  238,795        $  191,734         $   61,607        $   62,364
Operating net income (1)                                  $  247,927        $  234,686         $   66,798        $   62,326
Shares outstanding (end of period)                           151,221           141,245            151,221           141,245
Weighted average shares outstanding:
         Basic                                               140,473           144,270            146,208           143,488
         Diluted                                             141,802           145,194            147,694           144,581

Earnings per share:
        Basic                                             $     1.70        $     1.33         $     0.42        $     0.43
        Diluted                                           $     1.68        $     1.32         $     0.42        $     0.43

Operating earnings per share (1):
        Basic                                             $     1.76        $     1.63         $     0.46        $     0.43
        Diluted                                           $     1.75        $     1.62         $     0.45        $     0.43

Operating cash earnings per share (2):
       Basic                                              $     1.90        $     1.75         $     0.49        $     0.47
       Diluted                                            $     1.88        $     1.74         $     0.49        $     0.46


Shareholders' equity                                      $1,789,115        $1,330,857         $1,789,115        $1,330,857
Book value per share                                      $    11.83        $     9.42         $    11.83        $     9.42
Tangible book value per share                             $     8.75        $     8.11         $     8.75        $     8.11


RATIOS:
Net interest margin (net interest income
     as a % of average earning assets) (3)                     3.99%             3.60%              4.13%             3.64%
Net interest spread (yield on earning assets minus
   yield on interest-bearing liabilities) (3)                  3.42%             3.05%              3.66%             3.03%

Return on average assets                                       1.29%             1.05%              1.23%             1.36%
Operating return on average assets (1)                         1.34%             1.28%              1.33%             1.35%
Operating cash return on average assets (2)                    1.45%             1.39%              1.46%             1.47%

Return on average equity                                      16.48%            15.69%             14.45%            19.16%
Operating return on average equity (1)                        17.11%            19.20%             15.67%            19.15%
Operating cash return on average equity (2)                   21.73%            24.22%             21.35%            24.02%

Tier 1 leverage capital ratio at end of period                 7.14%             7.02%              7.14%             7.02%
Tier 1 risk based capital ratio (estimated)                    9.56%            10.56%              9.56%            10.56%
Total risk based capital ratio (estimated)                    12.19%            11.81%             12.19%            11.81%

Noninterest income as a percent of total income (4)           26.02%            27.30%             25.22%            29.56%
Efficiency ratio (5)                                          54.59%            55.34%             53.97%            54.42%
Cash efficiency ratio (6)                                     52.19%            52.81%             51.64%            51.93%

Non-performing loans                                      $   75,246        $   61,634         $   75,246        $   61,634
Total non-performing assets                               $   79,123        $   67,132         $   79,123        $   67,132
Non-performing loans as a % of total loans                     0.59%             0.57%              0.59%             0.57%
Non-performing assets as a % of total assets                   0.38%             0.37%              0.38%             0.37%

Full service banking offices                                     308               285                308               285

 (1) Excludes special charges, loss on securities restructuring and cumulative effect of change in accounting principle and extraorinary item.
 (2) Equals operating earnings plus the amortization of goodwill and core deposit intangibles.
 (3)  Adjusted to fully taxable equivalent basis.
 (4) Excludes securities gains/(losses) and losses on securities restructuring.
 (5) Excludes net gains on sales of securities, losses on securities restructuring, and special charges.
 (6) Excludes net gains on sales of securities, losses on securities restructuring, special charges and goodwill amortization.

BANKNORTH GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)

                                                                                   THREE MONTHS ENDED DECEMBER 31,
                                                                                    2001                           2000
                                                                         AVERAGE         YIELD/          AVERAGE          YIELD/
(Dollars in Thousands)                                                  BALANCE           RATE           BALANCE           RATE
ASSETS

Loans and leases (1)
   Residential real estate mortgages                                 $      2,568,103     7.36%      $       2,304,500     7.52%
   Commercial real estate mortgages                                         3,737,282     7.52%              2,947,644     8.97%
   Commercial loans and leases                                              2,379,623     6.72%              2,263,301     9.29%
   Consumer loans and leases                                                3,508,370     7.73%              3,305,341     8.82%
                                                                           12,193,378     7.39%             10,820,786     8.68%
Securities                                                                  6,127,076     5.80%              6,065,801     6.77%
Federal funds sold & other short-term investments                              52,108     2.01%                 33,591     4.28%
     Total earning assets                                                  18,372,562     6.85%             16,920,178     7.99%

Noninterest-earning assets                                                  1,516,800                        1,379,668
     Total assets                                                    $     19,889,362                $      18,299,846

LIABILITIES & SHAREHOLDERS' EQUITY

Interest-bearing deposits:
   Regular savings                                                   $      1,543,616     1.05%      $       1,416,785     1.66%
   Retail money market and NOW accounts                                     4,826,227     1.88%              3,933,748     3.54%
   Retail certificates of deposit                                           4,664,683     4.18%              4,522,791     5.74%
   Brokered deposits                                                          110,772     4.21%                120,020     6.72%
       Total interest-bearing deposits                                     11,145,298     2.75%              9,993,344     4.31%
Borrowed funds                                                              4,495,463     4.27%              4,819,177     6.31%
       Total interest-bearing liabilities                                  15,640,761     3.19%             14,812,521     4.96%
Noninterest bearing deposits                                                2,387,677                        2,046,837
Other liabilities                                                             169,235                          145,722
Shareholders' equity                                                        1,691,689                        1,294,766

                Total liabilities and shareholders' equity           $     19,889,362                $      18,299,846

Net earning assets                                                   $      2,731,801                $       2,107,657

Net interest income (fully taxable equivalent)                       $        189,997                $         153,383
Less: fully taxable equivalent adjustments                                     (1,521)                          (1,770)
Net interest income                                                  $        188,476                $         151,613

Net interest rate spread (fully taxable equivalent)                                       3.66%                            3.03%
Net interest margin (fully taxable equivalent)                                            4.13%                            3.64%

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

BANKNORTH GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)


                                                                                    TWELVE MONTHS ENDED DECEMBER 31,
                                                                                     2001                              2000
                                                                          AVERAGE        YIELD/             AVERAGE           YIELD/
(Dollars in Thousands)                                                    BALANCE         RATE              BALANCE            RATE
ASSETS

Loans and leases (1)
   Residential real estate mortgages                               $      2,290,968       7.42%      $      2,325,791         7.50%
   Commercial real estate mortgages                                       3,216,865       8.25%             2,863,464         8.92%
   Commercial loans and leases                                            2,342,009       7.72%             2,136,255         9.13%
   Consumer loans and leases                                              3,396,165       8.25%             3,159,779         8.66%
                                                                         11,246,007       7.97%            10,485,289         8.57%
Securities                                                                5,924,001       6.29%             6,405,415         6.78%
Federal funds sold & other short-term investments                            34,620       3.37%                63,901         5.75%
     Total earning assets                                                17,204,628       7.38%            16,954,605         7.88%

Noninterest-earning assets                                                1,341,081                         1,388,621
     Total assets                                                  $     18,545,709                  $     18,343,226

LIABILITIES & SHAREHOLDERS' EQUITY

Interest-bearing deposits:
   Regular savings                                                 $      1,439,551       1.31%      $      1,498,196         1.99%
   Retail money market and NOW accounts                                   4,257,428       2.58%             3,811,129         3.38%
   Retail certificates of deposit                                         4,512,284       5.02%             4,521,217         5.42%
   Brokered deposits                                                        151,980       5.67%               118,791         6.40%
       Total interest-bearing deposits                                   10,361,243       3.51%             9,949,333         4.13%
Borrowed funds                                                            4,406,017       4.99%             5,104,043         6.18%
       Total interest-bearing liabilities                                14,767,260       3.96%            15,053,376         4.83%
Noninterest bearing deposits                                              2,168,387                         1,942,148
Other liabilities                                                           160,709                           125,324
Shareholders' equity                                                      1,449,353                         1,222,378

                Total liabilities and shareholders' equity         $     18,545,709                  $     18,343,226

Net earning assets                                                 $      2,437,368                  $      1,901,229

Net interest income (fully taxable equivalent)                     $        686,258                  $        609,684
Less: fully taxable equivalent adjustments                                   (6,294)                           (6,060)
Net interest income                                                $        679,964                  $        603,624

Net interest rate spread (fully taxable equivalent)                                       3.42%                               3.05%
Net interest margin (fully taxable equivalent)                                            3.99%                               3.60%

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

BANKNORTH GROUP, INC. AND SUBSIDIARIES
ASSET QUALITY (UNAUDITED)
(Dollars in thousands)

                                                                    12/31/01      9/30/01      6/30/01       3/31/01  12/31/00
  NON-PERFORMING ASSETS:

    Residential real estate mortgages                                 $8,311       $8,222        $9,590      $10,575     $9,894
    Commercial real estate mortgages                                  17,124       15,145        12,550       13,205     12,790
    Commercial business loans and leases                              40,341       34,220        39,208       32,233     32,621
    Consumer loans and leases                                          9,470        6,380         5,795        5,611      6,329

  Total non-performing loans                                          75,246       63,967        67,143       61,624     61,634

  Other non-performing assets (net)                                    3,877        6,896         6,126        6,245      5,498

  Total non-performing assets                                        $79,123      $70,863       $73,269      $67,869    $67,132

  ALLOWANCE FOR LOAN AND LEASE LOSSES                               $189,837     $158,534      $155,303     $153,621   $153,550

  NET LOAN CHARGE-OFFS:

    Real estate mortgages                                               $731         $671          $375         $652       $639
    Commercial business loans and leases                               6,278        3,595         3,340        2,884      4,063
    Consumer loans and leases                                          6,342        4,564         3,914        3,530      5,266

  Total net charge-offs                                              $13,351       $8,830        $7,629       $7,066     $9,968

  RATIOS:

  Allowance for loan and lease losses to total loans and leases        1.49%        1.45%         1.43%        1.43%      1.42%
  Allowance for loan and lease losses to non-performing loans        252.29%      247.84%       231.30%      249.29%    249.13%
  Non-performing loans to total loans and leases                       0.59%        0.59%         0.62%        0.57%      0.57%
  Non-performing assets to total assets                                0.38%        0.39%         0.40%        0.37%      0.37%
  Net charge-offs to average loans and leases - QTD (1)                0.44%        0.32%         0.28%        0.26%      0.37%
  Net charge-offs to average loans and leases - YTD (1)                0.33%        0.29%         0.27%        0.26%      0.24%



(1)  Annualized

CONTACT:  Banknorth Group, Inc.
          Brian Arsenault, 207 761-8517